AGREEMENT TO EXTEND REPAYMENT OBLIGATION

     This Agreement to Extend Repayment Obligation (this "Agreement"), is entered by and between Power Exploration, Inc., a Nevada corporation (the "Borrower"), and Trident III, LLC, a Cayman limited liability company (the "Lender"), as of March 15, 1999. Reference is made to the 10% Promissory Note dated October 21, 1998 made by the Borrower to the Lender (the "Note").

WHEREAS, under the terms of the Notes the Lender has the right to be repaid all indebtedness due under the Notes as of March 15, 1999; and

Whereas, the lender has agreed to delay the effectiveness of its right to repayment until April 30, 1999;

1. The Lender hereby agrees to delay the effectiveness of its right to repayment under the Note (the "Repayment Obligation") until April 30, 1999;

2. In consideration of Lender's agreement to delay the effectiveness of the Repayment Obligation Borrower shall issue to Lender 20,000 shares of Borrower's common stock ("Borrower Stock"), for each month that the Note is extended from March 15, 1999. These shares are to be issued on the 15th day of the subsequent month. In the event that the Borrower fails to issue such shares within five days of the 15th day of each such month, the Borrower shall be obligated to issue an additional 50,000 shares of the Borrower Stock to the Lender for each day that it is late. (For example: The 20,000 shares that are due for the time period from March 15, 1999 to April, 15, 1999 are due on April 15, 1999. If the shares are not received by the Lender by April 20, 1999 the Borrower shall be obligated to issue an additional 50,000 shares of the Borrower Stock to the Lender for each day that it is late.)

IN WITNESS WHEREOF, the undersigned authorized officers of the parties have executed this Agreement as of the date first set forth above.

     TRIDENT III, LLC                        POWER EXPLORATION, INC.



By:  /s/ Jeffrey W. Tomz                     By:  /s/ Mark Zouvas
   ----------------------                       --------------------
Name:  Jeffrey W. Tomz                       Name:  Mark Zouvas
Title:  Director                             Title:  CFO

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